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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          June 7, 2006

                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                    000-32325                   73-1534474
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

            One Benham Place
     9400 North Broadway, Suite 600
            Oklahoma City, OK                                           73114
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:        (405) 600-0711


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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 7, 2006, GMX Resources Inc ("GMX"), Capital One, National Association, as agent ("Capital One") and Union Bank of California, N.A. ("Union Bank") entered into an Amended and Restated Loan Agreement (the "Loan Agreement") that increases GMX's Borrowing Base to $35 million. The Loan Agreement also provides for the addition of additional lenders from time to time and increases the amount of the maximum availability, subject to the Borrowing Base limitation, to $100 million. The new $35 million Borrowing Base is subject to mandatory quarterly reductions of $1.5 million beginning on June 30, 2006. There are no material changes to the financial or restrictive covenants from the existing agreement other than to permit GMX to issue up to $45 million in preferred stock or subordinated debt.

         A copy of the Loan Agreement and related documents are filed as exhibits to this report.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         See Item 1.01 above for details regarding an Amended and Restated Loan Agreement.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         See Exhibit Index for exhibits included with this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GMX RESOURCES INC.

                                       By: /s/ Ken L.Kenworthy, Sr.
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Date:        June 7, 2006                 Ken L. Kenworthy, Sr., Chief Financial
                                          Officer

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                                INDEX TO EXHIBITS


Exhibit No.             Description
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10.1        Amended and Restated Loan Agreement dated June 7, 2006 between GMX
            Resources Inc., Capital One, National Association, as Agent and Lender and Union Bank of California

10.2 Amended and Restated Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of June 7, 2006 from GMX Resources Inc.to Capital One, National Association, as Agent

10.3 Security Agreement (Stock) dated June 7, 2006 between GMX Resources Inc. and Capital One, National Association

10.4 Security Agreement (Promissory Note) dated June 7, 2006 between GMX Resources Inc. and Capital One, National Association

10.5 Security Agreement dated June 7, 2006 between Endeavor Pipeline, Inc. and Capital One, National Association














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